DRAFT
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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KINETICS MUTUAL FUNDS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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KINETICS MUTUAL FUNDS, INC.
555 Taxter Road, Suite 175
Elmsford, New York 10523
Telephone: 800-930-3828

The Water Infrastructure Fund

September [  ], 2012

Dear Shareholder:

The Board of Directors (the “Board”) of Kinetics Mutual Funds, Inc. (the “Company”) is pleased to announce a Special Meeting of Shareholders (the “Meeting”) of The Water Infrastructure Fund (the “Fund”) to be held on December 21, 2012 at [   ] [a.m.] (Eastern time) at the Company’s offices located at 555 Taxter Road, Suite 175, Elmsford, New York 10523.

At the Meeting, shareholders will be asked to vote on the approval or disapproval of changes to the investment objective and a fundamental investment restriction of the Fund.  The Fund currently operates under a “master-feeder” structure, pursuant to which the Fund seeks its investment objective by investing all of its investable assets in a corresponding portfolio series, The Water Infrastructure Portfolio (the “Portfolio”) of Kinetics Portfolios Trust (the “Trust”), that has an identical investment objective and strategy to that of the Fund.  The Portfolio is seeking the vote of its shareholders, principally the Fund, regarding the approval or disapproval of corresponding changes to the investment objective and a fundamental investment restriction of the Portfolio (the “Portfolio Proposals”).  The Fund is seeking voting instructions from shareholders and will vote its Portfolio shares for or against the Portfolio Proposal proportionately to the instructions to vote for or against such matters received from shareholders.  In the event that the Fund does not receive voting instructions from shareholders, the portion of the Fund’s Portfolio shares allocable to such shareholders will be voted in the same proportions as the portion with respect to which it has received voting instructions.

Whether or not you plan to be present at the Meeting, your vote is needed.  If you do not plan to be present at the Meeting, please complete, sign and return the enclosed Proxy Card promptly.  A postage paid envelope is enclosed for this purpose.  In the alternative, you may vote by touch-tone telephone or via the Internet by following the instructions on the Proxy Card.

The Board unanimously recommends your approval of the proposals described in the Proxy Statement.

Sincerely,

Peter B. Doyle
President

Please review the enclosed materials and complete, sign, date and return the enclosed Proxy Card.  It is important that you return the Proxy Card to ensure your shares will be represented at the Meeting.  Please refer to your individual Proxy Card for information about other convenient voting options that may be available to you, such as voting by touch-tone telephone or via the Internet.  If you have any questions after considering the enclosed materials, please call _______________.

KINETICS MUTUAL FUNDS, INC.
555 Taxter Road, Suite 175
Elmsford, New York
Telephone: 800-930-3828

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER [  ], 2012

The Water Infrastructure Fund

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of The Water Infrastructure Fund (the “Fund”) of Kinetics Mutual Funds, Inc. (the “Company”) will be held on December 21, 2012 at [ ] [a.m.] (Eastern time), at the Company’s offices located at 555 Taxter Road, Suite 175, Elmsford, New York 10523.

The Meeting will be held for the following purposes:

1.	To approve or disapprove a change to the Fund’s investment objective;

2.	To approve or disapprove a change to the Fund’s fundamental investment restrictions; and

3.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Fund currently operates under a “master-feeder” structure, pursuant to which the Fund seeks its investment objective by investing all of its investable assets in a corresponding portfolio series, the Water Infrastructure Portfolio (the “Portfolio”) of Kinetics Portfolios Trust (the “Trust”), that has an identical investment objective and strategy to that of the Fund.  In addition to Proposal 1, the Portfolio is seeking the vote of its shareholders, principally the Fund, regarding the approval or disapproval of corresponding changes to the investment objective and a fundamental investment restriction of the Portfolio (the “Portfolio Proposals”).  The Fund is seeking voting instructions from shareholders and will vote its Portfolio shares for or against the Portfolio Proposal proportionately to the instructions to vote for or against such matters received from shareholders.  In the event that the Fund does not receive voting instructions from shareholders, the portion of the Fund’s Portfolio shares allocable to such shareholders will be voted in the same proportions as the portion with respect to which it has received voting instructions.

The proposals stated above are discussed in detail in the attached Proxy Statement.  Shareholders of record as of the close of business on October 23, 2012 are entitled to notice of, and to vote at, the Meeting or any adjournments thereof.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS.

Each shareholder is invited to attend the Meeting in person.  If you cannot be present at the Meeting, we urge you to execute and return promptly in the enclosed envelope the accompanying Proxy Card or Cards which are being solicited by the Company’s Board of Directors.  Also, please refer to your individual Proxy Card for information about other convenient voting options that may be available to you, such as voting by touch-tone telephone or via the Internet.  This is important for the purpose of ensuring a quorum at the Meeting.  A proxy may be revoked by any shareholder at any time before it is exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Company’s Secretary, or by withdrawing the proxy and voting in person at the Meeting.  If you have any questions, please call _________________.

By Order of the Board of Directors

__________________________
Peter B. Doyle
President

September [ ], 2012

KINETICS MUTUAL FUNDS, INC.
555 Taxter Road, Suite 175
Elmsford, New York 10523
Telephone: 800-930-3828

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the “Board” or the “Directors”) of Kinetics Mutual Funds, Inc. (the “Company”) in connection with a Special Meeting of Shareholders of The Water Infrastructure Fund (the “Fund”) to be held at the Company’s offices located at 555 Taxter Road, Suite 175, Elmsford, New York 10523 on December [ ], 2012 at [ ] [a.m.] (Eastern time) for the purposes set forth in the accompanying Notice.  Such meeting and any adjournments thereof are referred to in this Proxy Statement as the “Meeting.”  This Proxy Statement and the enclosed Proxy Card or Cards will first be mailed to the Fund’s shareholders on or about October 23, 2012.

The following table summarizes the proposals to be voted on at the Meeting and indicates those shareholders who are being solicited with respect to the proposal:

Proposal	Shareholders Solicited

1. To approve or disapprove a change to the Fund’s investment objective. 2. To approve or disapprove a change to the Fund’s fundamental investment restrictions.	All shareholders of record of the Fund voting together as a single class. All shareholders of record of the Fund voting together as s single class.

The Fund currently operates under a “master-feeder,” structure, pursuant to which the Fund seeks its investment objective by investing all of its investable assets in a corresponding portfolio series, The Water Infrastructure Portfolio (the “Portfolio”) of Kinetics Portfolios Trust (the “Trust”), that has an identical investment objective and strategy to that of the Fund.  The Portfolio is seeking the vote of its shareholders, principally the Fund, regarding the approval or disapproval of corresponding changes to the investment objective and a fundamental investment restriction of the Portfolio (the “Portfolio Proposals”).  The Fund is seeking voting instructions from shareholders and will vote its Portfolio shares for or against the Portfolio Proposals proportionately to the instructions to vote for or against such matters received from shareholders.  In the event that the Fund does not receive voting instructions from shareholders, the portion of the Fund’s Portfolio shares allocable to such shareholders will be voted in the same proportions as the portion with respect to which it has received voting instructions.

Only shareholders of record of the Fund at the close of business on October 23, 2012, the record date for the Meeting (“Record Date”), will be entitled to notice of and to vote at the Meeting.  As of the Record Date, the number of outstanding shares of each class of the Fund was _______________.

Each shareholder of record on the Record Date shall be entitled to one vote for each full share held and each fractional share shall be entitled to a proportionate fractional vote.  Shares may be voted in person, by proxy, by telephone or via the Internet.

Proxy solicitations will be made primarily by mail and telephone.  The Company’s officers and employees of Kinetics Asset Management LLC, 555 Taxter Road, Suite 175, Elmsford, New York 10523, the investment adviser to the Fund (“Kinetics” or the “Adviser”), may also solicit proxies personally or by telephone or via the Internet. Broadridge Investor Communications Services has been retained to solicit proxies in connection with the Meeting for a fee of approximately $9,200.  The Fund will bear all costs related to the proxy solicitation and shareholder meeting.  Any shareholder submitting a proxy may revoke it at any time before it is exercised by submitting to the Company a written notice of revocation or a subsequently executed proxy or by withdrawing the proxy, attending the Meeting and voting in person.  The Notice of Special Meeting of Shareholders and Proxy Statement are available on the Company’s website at www.kineticsfunds.com.

Properly signed proxies received by the Company in time for voting and not so revoked will be voted in accordance with the directions specified therein at the Meeting or any adjournment.  The Board recommends a vote FOR approval of the proposals.  If no specification is made, the proxy will be voted:  1) FOR approval of the proposals and 2) in the discretion of the proxies as to any other matter which may properly come before the Meeting or any adjournment thereof.

The Company will furnish, without charge, copies of its annual and semi-annual reports to shareholders dated December 31, 2011 and June 30, 2012, respectively, to any shareholder upon request.  The annual and semi-annual reports may be obtained by writing to: Kinetics Mutual Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 or by calling (800) 930-3828 or you may obtain them on-line by visiting http://www.kineticsfunds.com.

INTRODUCTION

The Company is organized as a Maryland corporation and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund is a series of the Company and currently operates under a “master-feeder” structure pursuant to which the Fund seeks its investment objective by investing all of its investable assets in the Portfolio, a corresponding portfolio series of the Trust that has an identical investment objective and strategy to that of the Fund.

At a meeting held on September 21, 2012, the Board and the Board of Trustees of the Trust, approved: (1) changing the Fund’s/Portfolio’s investment objective such that it will seek to provide current income while also generating appreciation through the long-term growth of capital; (2) changing the Fund’s/Portfolio’s investment strategy such that it will invest up to 100% its net assets plus any borrowings for investment purpose in fixed income securities, derivatives, common stock and cash or cash equivalents that may be committed as collateral for equity option strategies (the Fund’s/Portfolio’s investment strategy currently requires it to invest at least 80% of its net assets plus any borrowings for investment purposes in common stocks, convertible securities, fixed income securities such as bonds and debentures and warrants, derivates and other securities having the characteristics of common stock (such as ADRs, GDRs and IDRs) issued by U.S. and foreign companies engaged in water infrastructure and natural resources with a specific water theme and related activities, such as water production companies, water conditioning and desalination companies, water suppliers, water transport and distribution companies, companies specializing in the treatment of waste water, sewage and solid, liquid and chemical waste, companies operating sewage treatment plants and companies providing equipment, consulting and engineering services in connection with the above described activities and those companies that are dependent on water usage in industries such as agriculture, timber, oil and gas service, hydroelectricity and alternative renewable energy); (3) changing the Fund’s/Portfolio’s fundamental investment restriction relating to industry concentration by eliminating the requirement that the Fund/Portfolio concentrate its investments in water and water infrastructure-related industries; (4) changing the Fund’s/Portfolio’s portfolio managers by changing David Kingsley as Co-Portfolio Manager to an investment team member, adding Derek Devens as a Co-Portfolio Manager (currently a member of the Fund’s investment team), and adding James Davolos as a member of the Fund’s investment team; and (5) changing the name of the Fund to the Alternative Income Fund and the name of the Portfolio to the Alternative Income Portfolio.

Under the 1940 Act, the change in the name of the Fund/Portfolio, the change in the Fund’s/Portfolio’s investment strategy, and the change in the Fund’s/Portfolio’s portfolio managers do not require shareholder approval.  The proposed changes to the Fund’s/Portfolio’s investment objective and fundamental investment restrictions, however, must be approved pursuant to the 1940 Act by a majority of the Fund’s/Portfolio’s outstanding voting securities, as defined in that Act.

Currently, the Fund/Portfolio has an investment objective that seeks long-term growth of capital, with a secondary objective of achieving current income.  Under the proposed changes, the Fund/Portfolio would primarily seek to provide current income and gains, with a secondary investment objective of achieving long-term growth of capital.  The Board recommends that the Fund shareholders vote to approve the propose change to the Fund’s investment objective.

The 1940 Act requires the Fund/Portfolio to adopt fundamental investment restrictions with respect to several specific types of activities, including the Fund's/Portfolio’s ability to concentrate its investments in any particular industry or group of industries. While the 1940 Act does not define what constitutes “concentration” in an industry or group of industries, the staff of the Securities and Exchange Commission (“SEC”) has taken the position that investment of more than 25% of a fund’s total assets in one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government, its agencies or instrumentalities) constitutes concentration.  The Fund/Portfolio currently concentrates its investments in the water and water-related industries.  If shareholders approve the proposed change to the Fund’s/Portfolio’s fundamental investment restriction, the Fund/Portfolio will no longer concentrate its investments in any particular industry or group of industries.  The Board recommends that Fund shareholders vote for approval of the proposed change to the Fund’s fundamental investment restriction on industry concentration.

PROPOSAL 1: APPROVAL OF CHANGE TO
INVESTMENT OBJECTIVE

Certain objectives of the Fund/Portfolio are matters of fundamental policy and may not be changed without the approval of the Fund’s/Portfolio’s shareholders.  The Board of the Company and the Board of Trustees of the Trust recommend that the Fund’s/Portfolio’s investment objective be amended as described here.  As a result of the proposed change, the Fund/Portfolio will seek to primarily generate income and gains with a secondary objective of long-term growth of capital.  This means the Fund/Portfolio will target investment products that may produce income and gains, and the Fund/Portfolio will be less inclined to purchase and sell investment products that are aimed at creating long-term growth.

If adopted, the Fund/Portfolio will interpret the new restrictions in light of existing and future SEC exemptive orders, releases, no-action letters or similar relief or interpretations.  Certain specific risks associated with the proposed investment objective are described below.  The Fund will continue to invest all of its investable assets in the Portfolio.  The Adviser has advised the Board that it believes all of the proposed changes are consistent with prudent investment management.

If shareholders of the Fund/Portfolio approve the change in the Fund’s/Portfolio’s investment objective, the restructuring of the Fund/Portfolio will commence on or about January 1, 2013.  The Adviser plans to reduce the Fund’s/Portfolio’s concentration in issuers in the water infrastructure and natural resources industries over a period of approximately one month.  If the proposed changes in a Fund’s/Portfolio’s investment objective are adopted, the Portfolio anticipates that it will sell a significant portion of the investments that it currently holds.  Because the aggregate unrealized gains in the Portfolio’s investments currently exceeds the aggregate unrealized losses in the Portfolio’s investments, the Portfolio may recognize net gains on these sales, in which case Fund shareholders may experience an increase in the Fund’s taxable distributions for the year in which the restructuring occurs.

PROPOSAL 2:  APPROVAL OF CHANGE TO
FUNDAMENTAL INVESTMENT RESTRICTION

Certain investment restrictions of the Fund/Portfolio are matters of fundamental policy and may not be changed without the approval of the Fund’s/Portfolio’s shareholders.  The Board of the Company and the Board of Trustees of the Trust recommend that the Fund’s/Portfolio’s fundamental investment restriction relating to industry concentration be amended as described herein.  As a result of the proposed change, the Fund/Portfolio will be less susceptible to the risks specific to companies engaged in water infrastructure and natural resources with a specific water theme and related industries, and will have greater flexibility in pursuing investment opportunities.

If adopted, the Fund/Portfolio will interpret the new restrictions in light of existing and future SEC exemptive orders, releases, no-action letters or similar relief or interpretations. Certain specific risks associated with the proposed fundamental investment restrictions are described below.  The Fund will continue to invest all of its investable assets in the Portfolio.  The Adviser has advised the Board of Directors that it believes all of the proposed changes are consistent with prudent investment management.

If shareholders of the Fund/Portfolio approve the change in the Fund’s/Portfolio’s fundamental investment restriction on industry concentration, the restructuring of the Fund/Portfolio will commence on or about January 1, 2013.  The Adviser plans to reduce the Fund’s/Portfolio’s concentration in issuers in the water infrastructure and natural resources industries over a period of approximately one month.  If the proposed changes in the Fund’s/Portfolio’s investment strategy are adopted, the Portfolio anticipates that it will sell a significant portion of the investments that it currently holds.  Because the aggregate unrealized gains in the Portfolio’s investments currently exceeds the aggregate unrealized losses in the Portfolio’s investments, the Portfolio may recognize net gains on these sales, in which case Fund shareholders may experience an increase in the Fund’s taxable distributions for the year in which the restructuring occurs.
The table below lists the Fund’s/Portfolio’s current fundamental investment restriction and the proposed replacement restriction.

Current Investment Restriction*	Proposed Investment Restriction*

The [Water Infrastructure Fund/Portfolio] will not invest in the securities of any one industry except the water infrastructure and natural resources with a specific water theme and related industries, with the exception of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, if, as a result, more than 20% of the Fund’s/Portfolio’s total net assets would be invested in the securities of such industries.  Except during defensive periods, at least 80% of the Fund’s/Portfolio’s total net assets will be invested in the securities of U.S. and foreign companies that are engaged in water infrastructure and natural resources with a specific water theme and related activities.  [This policy shall not be deemed violated to the extent that the Fund invests all of its investable assets in its respective Portfolio.]

The [Alternative Income Fund/Portfolio] will not invest in the securities of any one industry with the exception of securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, if as a result, more than 25% of the [Fund’s]/Portfolio’s total net assets would be invested in the securities of such industries. [This policy shall not be deemed violated to the extent that the Fund invests all of its investable assets in its respective Portfolio.]

*Bracketed language is set forth only in the Fund’s Statement of Additional Information and is not applicable to the Portfolio.  Additionally, the proposed investment restriction reflects the proposed name change of the Fund/Portfolio.

Discussion of Proposed Change to Investment Objective and Fundamental Investment Restriction

Currently, the Fund/Portfolio has an investment objective that seeks long-term growth of capital, with a secondary objective of achieving current income.  Under the proposed changes, the Fund/Portfolio would primarily seek to provide current income and gains, with a secondary investment objective of achieving long-term growth of capital.  As a result of the proposed change, the Fund/Portfolio will seek to primarily generate income and gains with a secondary objective of long-term growth of capital.  This means the Fund/Portfolio will target investment products that may produce income and gains, and the Fund/Portfolio will be less inclined to purchase and sell investment products that are aimed at creating long-term growth.

The Fund/Portfolio currently concentrates, that is, it invests more than 20% of its assets, in companies engaged in water infrastructure and natural resources and related industries.  Shareholders are being asked to approve a revised policy whereby the Fund/Portfolio may not purchase any security if as a result more than 25% of the Fund’s/Portfolio’s total assets would be invested in the securities of issuers having their principal business activities in the same industry or group of industries, except that this restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.  By revising this policy, the Fund/Portfolio will be less susceptible to water and natural resources industry-specific risks, which may generally be higher than that of other industries.

Risks: Although the Fund/Portfolio would not concentrate its investments in a particular industry or group of industries, it may, for temporary defensive purposes, do so. If this occurs, the Fund/Portfolio would, on a temporary basis, be subject to risks that may be unique or pronounced relating to a particular industry or group of industries. These risks could include greater sensitivity to inflationary pressures or supply and demand for a particular product or service.

Required Vote

The changes to the Fund’s/Portfolio’s name and investment strategy described in this Proxy Statement, including the proposed changes to the Fund’s/Portfolio’s investment objective and investment restrictions, were approved by the Board of the Company and the Board of Trustees of the Trust at a meeting held on September 21, 2012.

The approval of the change to the Fund’s investment objective described in Proposal 1 and the change to the Fund’s investment restrictions described in Proposal 2 also require the affirmative vote of “a majority of a Fund’s outstanding voting securities”, which means the lesser of (1) 67% of the shares of common stock of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of common stock of the Fund.  For more information, see “Voting Information” below.

Recommendation of the Board

The Board recommends that Fund shareholders vote “FOR” approval of the proposed change to the Fund’s investment objective as set forth in Proposal 1 and provide the Fund with instructions to vote “FOR” the corresponding change in the Portfolio’s investment objective as set forth in the Portfolio Proposals.

The Board recommends that Fund shareholders vote “FOR” approval of the proposed change to the Fund’s investment restriction on industry concentration as set forth in Proposal 2 and provide the Fund with instructions to vote “FOR” the corresponding change in the Portfolio’s investment restriction on industry concentration as set forth in the Portfolio Proposals.

OTHER MATTERS

No business other than the matter described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to adjournment of the Meeting, the persons named as proxies will vote thereon in their discretion according to their best judgment in the interests of the Fund and its shareholders.

VOTING INFORMATION

The presence in person or by proxy of the holders of one-third of the shares of the Fund issued and outstanding and entitled to vote shall constitute a quorum for the transaction of business at the Meeting.  For purposes of determining the presence of a quorum, abstentions, broker “non-votes” or withheld votes will be counted as present.  Abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal.  Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as abstentions.

In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Proposals are not received, the persons named as proxies, or their substitutes, may propose and vote for one or more adjournments of the Meeting to permit the further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy.

The Fund is seeking voting instructions from shareholders and will vote its Portfolio shares for or against the Portfolio Proposals proportionately to the instructions to vote for or against such matters received from shareholders.  In the event that the Fund does not receive voting instructions from shareholders, the portion of the Fund’s Portfolio shares allocable to such shareholders will be voted in the same proportions as the portion with respect to which it has received voting instructions.

ADDITIONAL INFORMATION

Principal Holders of the Fund’s Shares

The following table provides the name and address of any person who owned of record or beneficially 5% or more of the outstanding shares of the Fund as of the Record Date (a “principal shareholder”).  A control person is one who owns beneficially either directly or through controlled companies more than 25% of the voting securities of a company or who acknowledges or asserts the existence of control.

The Water Infrastructure Fund
(No Load Shares)

Name and Address	Shares	% Ownership	Type of Ownership

The Water Infrastructure Fund
(Class A Shares)

Name and Address	Shares	% Ownership	Type of Ownership

The Water Infrastructure Fund
(Class C Shares)

Name and Address	Shares	% Ownership	Type of Ownership

The Water Infrastructure Fund
(Institutional Class Shares)

Name and Address	Shares	% Ownership	Type of Ownership

Security Ownership of Management

As of the Record Date, the officers and/or Directors of the Fund as a group owned less than [ % ] of the outstanding shares of the Fund.

Administrator and Distributor

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”), located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as Administrator of the Fund.  Kinetics Funds Distributor LLC (“KFD”), 470 Park Avenue South, 8th Floor, New York, NY 10016, is the distributor of the Funds’ shares.  KFD is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. and an affiliate of the Adviser.

PROCEDURES FOR SHAREHOLDER COMMUNICATIONS WITH BOARD

The Company’s Board will receive and review written correspondence from shareholders.  Shareholders may address correspondence to individual Directors or to the full Board at the Company’s principal business address.  The Board or an individual Director will respond to shareholder correspondence in a manner that the Board or Director deems appropriate given the subject matter of the particular correspondence.

The Company maintains copies of all correspondence addressed to individual Directors or the Board.  Copies of all such correspondence are forwarded promptly to an individual Director or the Board, as applicable.

SHAREHOLDER PROPOSALS

The Company does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law.  Shareholders who wish to submit proposals for inclusion in the proxy statement for a subsequent shareholder meeting should submit their written proposals to the Company at its principal office within a reasonable time before such meeting.  The timely submission of a proposal does not guarantee its consideration at the meeting.

DELIVERY OF PROXY STATEMENT

The Securities and Exchange Commission has adopted rules that permit investment companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders.  This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.  If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, please contact Kinetics Mutual Funds, Inc., at P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or call toll-free at 1-800-930-3828.

Dated:  September [ ], 2012